SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 23, 2006

NATURAL RESOURCE PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-31465 (Commission File Number)	35-2164875 (I.R.S. Employer Identification No.)

601 Jefferson, Suite 3600 Houston, Texas (Address of principal executive offices)		77002 (Zip code)
Registrant’s telephone number, including area code: (713) 751-7507
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
Memorandum of Understanding
Press Release

Item 1.01. Entry into a Material Definitive Agreement.
     On August 23, 2006, NRP (Operating) LLC, the wholly owned operating subsidiary of Natural Resource Partners L.P., signed a Memorandum of Understanding with Sedgman USA, LLC under which the companies will jointly identify coal preparation, coal handling and rail load-out facility opportunities in the United States. Under the agreement, Sedgman will design and build the facilities and NRP will acquire the facilities from Sedgman and lease them back. The Memorandum of Understanding is attached to this Form 8-K as Exhibit 10.1 and the press release announcing the agreement, as well as the first acquisition made by NRP pursuant to the agreement, is attached to this Form 8-K as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

Exhibit No.	Description

10.1	Memorandum of Understanding by and between NRP (Operating) LLC and Sedgman USA, LLC, dated as of August 23, 2006.
99.1	Press Release dated August 24, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL RESOURCE PARTNERS L.P. (Registrant)

By:	NRP (GP) LP its General Partner

By:	GP Natural Resource Partners LLC its General Partner

/s/ Wyatt L. Hogan
Wyatt L. Hogan
Vice President and General Counsel

Dated: August 24, 2006

Exhibit Index

Exhibit No.	Description

10.1	Memorandum of Understanding by and between NRP (Operating) LLC and Sedgman USA, LLC, dated as of August 23, 2006.
99.1	Press Release dated August 24, 2006